UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	98-1356880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One
East Tower Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 12, 2026, Wave Life Sciences Ltd. (the “Company”) issued a press release and updated its corporate presentation, as described further under Item 7.01 below, each of which included a preliminary, unaudited estimate of the amount of its cash and cash equivalents as of December 31, 2025. The Company preliminarily estimates that its cash and cash equivalents as of December 31, 2025 were approximately $602 million. A copy of the press release and corporate presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively.

The information in this Item 2.02 is preliminary, has not been audited and is subject to change pending completion of the Company’s audited financial statements for the year ended December 31, 2025. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the amount included in this Item 2.02, and such changes could be material. Additional information and disclosures would also be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2025.

Item 7.01.	Regulation FD Disclosure.

From time to time, the Company presents and/or distributes slides and presentations to the investment community to provide updates and summaries of its business. On January 12, 2026, the Company updated its corporate presentation, which is available on the “Investors” section of the Company’s website at http://ir.wavelifesciences.com/. This presentation is also furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in these Items 2.02 and 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Items 2.02 and 7.01 are furnished and not filed:

Exhibit No.	Description

99.1	Press Release issued by Wave Life Sciences Ltd., dated January 12, 2026.

99.2	Corporate Presentation of Wave Life Sciences Ltd., dated January 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Kyle Moran
Kyle Moran
Chief Financial Officer

Date: January 12, 2026